SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2013
SUMMARY OF PRINCIPAL ACCOUNTING POLICIES
Basis of presentation

(a)   Basis of presentation

        The consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

        The accompanying consolidated financial statements contemplate the realization of assets and the satisfaction of liabilities in the normal course of business. The realization of assets and the satisfaction of liabilities in the normal course of business are dependent on, among other things, the Company's ability to operate profitably, to generate cash flows from operations and to arrange adequate financing to support its working capital requirements.

        As of December 31, 2013, the Company had cash and cash equivalents of $228,249,512, restricted cash of $451,153,156 and bank borrowings due within one year of $778,512,504. The Company's current liabilities exceeded current assets by $59,003,258. For the year ended December 31, 2013, the Company experienced positive operating cash flow of $229,548,624. In February 2014, the Company closed an offering of 3,194,700 common shares and a concurrent offering of $150 million in convertible senior notes. The Company received net proceeds of approximately $255.7 million from these offerings, after deducting discounts and commissions but before offering expenses. The Company has carried out a review of its cash flow forecast of the year ended December 31, 2014. Although no assurance can be given, the Company believes that it will be able to fully execute its business plans and to renew substantially all its existing bank borrowings as they become due if needed. Based on the above factors, the Company believes that adequate sources of liquidity will exist to fund its working capital and capital expenditures requirements and to meet its short-term debt obligations and other liabilities and commitments as they become due.

Basis of consolidation

(b)   Basis of consolidation

        The consolidated financial statements include the financial statements of the Company and its subsidiaries in which it has a controlling financial interest. A controlling financial interest is typically determined when a company holds a majority of the voting equity interest in an entity. The Company evaluates each of its interest in private companies to determine whether or not the investee is a variable interest entity ("VIE"). If the Company demonstrates it both has (i) the power to direct the activities of a VIE that most significantly impact the VIE's economic performance and (ii) the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE, then the entity is consolidated. The Company has not consolidated any VIEs as of or during any of the periods presented. All intercompany balances and transactions between the Company and its subsidiaries have been eliminated in consolidation.

Use of estimates

(c)   Use of estimates

        The preparation of consolidated financial statements in conformity with U.S. GAAP requires the Company to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting estimates reflected in the Company's consolidated financial statements include revenue recognition for sales of solar power projects and EPC services accounted for under the percentage-of-completion method, estimated sales returns, allowance for doubtful accounts receivable and advances to suppliers, valuation of inventories and provision for firm purchase commitments, provision for contingent liability, impairment of long-lived assets and project assets, the estimated useful lives of long-lived assets, accrual for warranty and the recognition of the benefit from the purchased warranty insurance, fair value of foreign currency derivatives, accrual for uncertain tax positions, tax valuation allowances, and the grant-date fair value of share-based compensation awards and related forfeiture rates.

Cash and cash equivalents and restricted cash

(d)   Cash and cash equivalents and restricted cash

        Cash and cash equivalents are stated at cost, which approximates fair value. Cash and cash equivalents consist of cash on hand and demand deposits, which are unrestricted as to withdrawal and use, and have original maturities of three months or less when acquired.

        Restricted cash represents amounts held by banks, which are not available for the Company's general use, as security for issuance of letters of credit, short term notes payable and bank borrowings. Upon maturity of the letters of credit, repayment of short-term notes payable or bank borrowings which generally occur within one year, the deposits are released by the bank and become available for general use by the Company.

Accounts receivable, unbilled

(e)   Accounts receivable, unbilled

        Accounts receivable, unbilled represents revenue that has been recognized in advance of billing the customer. The Company uses the percentage-of-completion method to recognize revenue from EPC services and sales of solar power projects when all relevant revenue recognition criteria have been met. Under this accounting method, revenue may be recognized in advance of billing the customer, which results in the recording of accounts receivable, unbilled. Once the Company meets the billing criteria under such contract, it bills the customer and reclassifies the unbilled balance to accounts receivable trade. Billing requirements vary by contract, but are generally structured around completion of certain construction milestones.

Allowance for doubtful receivables

(f)    Allowance for doubtful receivables

        The Company began purchasing insurance from China Export & Credit Insurance Corporation ("Sinosure") since 2009 for certain of its accounts receivable trade in order to reduce its exposure to bad debt loss. The Company provides an allowance for accounts receivable, trade using primarily a specific identification methodology. An allowance is recorded based on the likelihood of collection from the specific customer regardless whether such account is covered by Sinosure. At the time the claim is made to Sinosure, the Company records a receivable from Sinosure equal to the expected recovery up to the amount of the specific allowance. The Company had recorded a receivable from Sinosure in prepaid expenses and other current assets of $5,337,282, $9,515,899 and $451,898 as of December 31, 2011, 2012 and 2013, respectively and a corresponding reduction in bad debt expense.

Advances to suppliers

(g)   Advances to suppliers

        The Company makes prepayments to certain suppliers and such amounts are recorded in advances to suppliers in the consolidated balance sheets. Advances to suppliers expected to be utilized within twelve months as of each balance sheet date are recorded as current assets and the portion expected to be utilized after twelve months are classified as non-current assets in the consolidated balance sheets.

Inventories

(h)   Inventories

        Inventories are stated at the lower of cost or market. Cost is determined by the weighted-average method. Cost is comprised of direct materials and, where applicable, direct labor costs, tolling costs and those overhead costs that have been incurred in bringing the inventories to their present location and condition.

        Adjustments are recorded to write down the cost of obsolete and excess inventory to the estimated market value based on historical and forecast demand.

        The Company outsources portions of its manufacturing process. These outsourcing arrangements may or may not include transfer of title of the raw material inventory to the third-party manufacturers. Such raw materials are recorded as raw materials inventory when purchased from suppliers. For those outsourcing arrangements in which title is not transferred, the Company maintains such inventory on the Company's consolidated balance sheets as raw materials inventory while it is in physical possession of the third-party manufacturer. Upon receipt, processed inventory is reclassified to work-in-process inventory and a processing fee is paid to the third-party manufacturer.

        For those outsourcing arrangements, which are characterized as sales, in which title (including risk of loss) does transfer to the third-party manufacturer, the Company is constructively obligated, through raw materials sales agreements and processed inventory purchase agreements, which have been entered into simultaneously with the third-party manufacturer, to repurchase the inventory once processed. In this case, the raw material inventory remains classified as raw material inventory while in the physical possession of the third-party manufacturer and cash is received, which is classified as "advances from customers" on the consolidated balance sheets and not as revenue or deferred revenue. Cash payments for outsourcing arrangements, which require prepayment for repurchase of the processed inventory, are classified as "advances to suppliers" on the consolidated balance sheets. There is no right of offset for these arrangements and accordingly, "advances from customers" and "advances to suppliers" remain on the consolidated balance sheets until the processed inventory is repurchased.

        On occasion, the Company enters into firm purchase commitments to acquire materials from its suppliers. A firm purchase commitment represents an agreement that specifies all significant terms, including the price and timing of the transactions, and includes a disincentive for non-performance that is sufficiently large to make performance probable. This disincentive is generally in the form of a take-or-pay provision, which requires the Company to pay for committed volumes regardless of whether the Company actually acquires the materials. The Company evaluates these agreements and records a loss, if any, on firm purchase commitments using the same lower of cost or market approach as that used to value inventory. The Company records the expected loss only as it relates to the succeeding year, as it is unable to reasonably estimate future market prices beyond one year, in cost of revenues in the consolidated statements of operations.

Project assets

(i)    Project assets

        Project assets consist primarily of direct costs relating to solar power projects in various stages of development that are capitalized prior to the sale of the solar power projects. A project asset is initially recorded at the actual cost. For a self-developed project asset, the actual cost capitalized is the amount of the expenditure incurred for the application of the feed-in tariff ("FIT") or other similar contracts, permits, consents, construction costs, interest costs capitalized, and other costs. For a project asset acquired from external parties, the initial cost is the acquisition cost which includes the consideration transferred and certain direct acquisition costs. Project assets consist of the following at December 31, 2012 and 2013, respectively:

	At December 31, 2012	At December 31, 2013
	$	$
Project assets—Acquisition cost	275,423,447	244,636,069
Project assets—EPC and other cost	123,723,577	260,361,532

Total project assets	399,147,024	504,997,601

Current portion	180,436,619	344,161,805
Non-current portion	218,710,405	160,835,796

        The Company reviews project assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. The Company considers a project commercially viable or recoverable if it is anticipated to be sold for a profit once it is either fully developed or fully constructed. The Company considers a partially developed or partially constructed project commercially viable or recoverable if the anticipated selling price is higher than the carrying value of the related project assets. The Company examines a number of factors to determine if the project will be recoverable, the most notable of which include whether there are any changes in environmental, ecological, permitting, market pricing or regulatory conditions that impact the project. Such changes could cause the costs of the project to increase or the selling price of the project to decrease. If a project is not considered recoverable, the Company impairs the respective project assets and adjusts the carrying value to the estimated recoverable amount, with the resulting impairment recorded within operations. The Company recorded impairment charges for project assets of nil, nil and $1,557,734 for the years ended December 31, 2011, 2012 and 2013, respectively.

        Project assets expected to be sold within twelve months as of each balance sheet date are recorded as current assets and project assets expected to be sold after twelve months are recorded as non-current assets in the consolidated balance sheets. The cash flows associated with the acquisition, construction, and sale of projects assets are classified as operating activities in the consolidated statements of cash flows. Project assets are often held in separate legal entities which are formed for the special purpose of constructing the project assets, which the Company refers to as "project companies". The Company consolidates project companies as described in note (b) above. In 2013, the cash paid to the non-controlling interest in connection with disposal of such project companies was recorded as a financing activity in the consolidated statement of cash flows.

        The Company did not depreciate the project assets. If circumstances change, and the Company begins to operate the project assets for the purpose of generating income from the sale of electricity, the project assets will be reclassified to property, plant and equipment.

Business combination

(j)    Business combination

        Business combinations are recorded using the purchase method of accounting and, accordingly, the acquired assets and liabilities are recorded at their fair market value at the date of acquisition. Any excess of acquisition cost over the fair value of the acquired assets and liabilities, including identifiable intangible assets, is recorded as goodwill.

Assets acquisition

(k)   Assets acquisition

        When the Company acquires other entities, if the assets acquired and liabilities assumed do not constitute a business, the transaction is accounted for as an asset acquisition. Assets are recognized based on the cost, which generally includes the transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets' carrying amounts on the Company's books. The costs of asset acquisitions generally include the direct transaction costs of the asset acquisition. If the consideration given is not in the form of cash (that is, in the form of noncash assets, liabilities incurred, or equity interests issued), measurement is based on either the cost to the acquiring entity or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measurable. The cost of a group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair value and does not give rise to goodwill.

Property, plant and equipment

(l)    Property, plant and equipment

        Property, plant and equipment is recorded at cost less accumulated depreciation. The cost of property, plant and equipment comprises its purchase price and any directly attributable costs, including interest costs capitalized during the period the asset is brought to its working condition and location for its intended use. The Company expenses repair and maintenance costs as incurred.

        Depreciation is computed on a straight-line basis over the following estimated useful lives:

Buildings	20 years
Leasehold improvements	Over the shorter of the lease term or their estimated useful lives
Machinery	5-10 years
Furniture, fixtures and equipment	5 years
Motor vehicles	5 years

        Costs incurred in constructing new facilities, including progress payments, capitalized interests and other costs relating to the construction, are capitalized and transferred to property, plant and equipment on completion and depreciation commences from that time.

        For property, plant and equipment that has been placed into service, but is subsequently idled temporarily, the Company continues to record depreciation expense during the idle period. The Company adjusts the estimated useful life of the idled assets if the estimated useful life has changed.

Intangible assets

(m)  Intangible assets

        Intangible assets primarily represent the technical know-how and computer software purchased from third parties. Intangible assets are recorded at fair value at the time of acquisition less accumulated amortization, if applicable. Amortization is recorded according to the following table on a straight-line basis for all intangible assets:

Technical know-how	10 years
Computer software	1-10 years

Prepaid land use right

(n)   Prepaid land use rights

        Prepaid land use rights represent amounts paid for the Company's lease for the use right of lands located in Changshu City, Suzhou City, and Luoyang City of People's Republic of China ("PRC"). Amounts are charged to earnings ratably over the term of the lease of 50 years.

Investments in affiliates

(o)   Investments in affiliates

        The Company holds equity investments in affiliates, for which it does not have a controlling financial interest but has the ability to exercise significant influence over the operating and financial policies of the investee. These investments are accounted for under equity method of accounting wherein the Company records its proportionate share of the investees' income or loss in its consolidated financial statements.

        Investments are evaluated for impairment when facts or circumstances indicate that the fair value of the investment is less than its carrying value. An impairment is recognized when a decline in fair value is determined to be other-than-temporary. The Company reviews several factors to determine whether a loss is other-than-temporary. These factors include, but are not limited to, the: (i) nature of the investment; (ii) cause and duration of the impairment; (iii) extent to which fair value is less than cost; (iv) financial conditions and near term prospects of the affiliates; and (v) ability to hold the security for a period of time sufficient to allow for any anticipated recovery in fair value. During the years ended December 31, 2011, 2012 and 2013, the Company recorded impairment charges on its investments of nil, $1.1 million and nil, respectively.

Impairment of long-lived assets

(p)   Impairment of long-lived assets

        The Company assesses the recoverability of the carrying value of long-lived assets when an indicator of impairment has been identified. The Company reviews the long-lived assets each reporting period to assess whether impairment indicators are present. For purposes of recognition and measurement of an impairment loss, a long-lived asset or assets is grouped with other assets and liabilities at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities. For long-lived assets, when impairment indicators are present, the Company compares undiscounted future cash flows, including the eventual disposition of the asset group at market value, to the asset group's carrying value to determine if the asset group is recoverable. Assessments also consider changes in asset group utilization, including the temporary idling of capacity and the expected timing of placing this capacity back into production. If the sum of the expected undiscounted cash flows is less than the carrying amount of the assets, the Company would recognize an impairment loss based on the fair value of the assets. The Company recorded impairment charges for property, plant and equipment of nil, nil and $3,675,254 for the years ended December 31, 2011, 2012 and 2013, respectively.

Interest capitalization

(q)   Interest capitalization

        The Company capitalizes interest costs as part of the historical costs of acquiring or constructing certain assets during the period of time required to get the assets ready for their intended use or sell the asset to a customer. Interest capitalized for property, plant and equipment is depreciated over the estimated useful life of the related asset, as the qualifying asset is placed into service. The Company capitalizes interest costs to the extent that expenditures to acquire, construct, or develop an asset have occurred and interest costs have been incurred. The interest capitalized forms part of the cost of revenues when such project assets are sold. Interest capitalization ceases once a project is substantially complete or no longer undergoing construction activities to prepare it for its intended use.

Contingencies

(r)   Contingencies

        Liabilities for loss contingencies arising from claims, assessments, litigation, fines, and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. If a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, is disclosed. Legal costs incurred in connection with loss contingencies are expensed as incurred.

Income taxes

(s)   Income taxes

        Deferred income taxes are recognized for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, net tax loss carry-forwards and credits using the enacted tax rates expected to apply to taxable income in the periods in which the deferred tax liability or asset is expected to be settled or realized. Deferred tax assets are reduced by a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized. Current income taxes are provided for in accordance with the laws of the relevant taxing authorities. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on the characteristics of the underlying assets and liabilities, or the expected timing of their use when they do not relate to a specific asset or liability.

        Income tax expense includes (i) deferred tax expense, which generally represents the net change in the deferred tax asset or liability balance during the year plus any change in valuation allowances; (ii) current tax expense, which represents the amount of tax currently payable to or receivable from a taxing authority; and (iii) noncurrent tax expense, which represents the increases and decreases in amounts related to uncertain tax positions from prior period and not settled with cash or other tax attributes. The Company only recognizes tax benefits related to uncertain tax positions when such positions are more likely than not of being sustained upon examination. For such positions, the amount of tax benefit that the Company recognizes is the largest amount of tax benefit that is more than fifty percent likely of being sustained upon the ultimate settlement of such uncertain tax position. The Company records penalties and interest associated with the uncertain tax positions as a component of income tax expense.

Revenue recognition

(t)    Revenue recognition

        The Company recognizes revenues for solar product sales when persuasive evidence of an arrangement exists, delivery of the product has occurred and title and risk of loss has passed to the customers, the sales price is fixed or determinable and the collectability of the resulting receivable is reasonably assured. If collectability is not reasonably assured, the Company recognizes revenue only upon collection of cash. Revenues also include reimbursements received from customers for shipping and handling costs. Sales agreements typically contain the customary product warranties but do not contain any post-shipment obligations nor any return or credit provisions.

        A majority of the Company's contracts provide that products are shipped under the term of free on board ("FOB"), ex-works, or cost, insurance and freight ("CIF") and delivered duty paid ("DDP"). Under FOB, the Company fulfills its obligation to deliver when the goods have passed over the ship's rail at the named port of shipment. The customer has to bear all costs and risks of loss or damage to the goods from that point. Under ex-works, the Company fulfills its obligation to deliver when it has made the goods available at its premises to the customer. The customer bears all costs and risks involved in taking the goods from the Company's premises to the desired destination. Under CIF, the Company must pay the costs, marine insurance and freight necessary to bring the goods to the named port of destination but the risk of loss of or damage to the goods, as well as any additional costs due to events occurring after the time the goods have been delivered on board the vessel, is transferred to the customer when the goods pass the ship's rail in the port of shipment. Under DDP, the Company is responsible for making a safe delivery of goods to a named destination, paying all transportation expenses and the duty. The Company bears the risks and costs associated with supplying the good to the delivery location.

        The Company uses the percentage-of-completion method to recognize revenues for which the Company provides EPC services, unless the Company cannot make reasonably dependable estimates of the costs to complete the contract, in which case the Company would use the completed contract method. The percentage-of-completion method is considered appropriate in circumstances in which reasonably dependable estimates can be made and in which all the following conditions exist: (i) contracts executed by the parties normally include provisions that clearly specify the enforceable rights regarding goods or services to be provided and received by the parties, the consideration to be exchanged, and the manner and terms of settlement; (ii) the buyer can be expected to satisfy all obligations under the contract; and (iii) the contractor can be expected to perform all contractual obligations. The Company uses the cost-to-cost method to measure the percentage of completion and recognize revenue based on the estimated progress to completion. The Company periodically revises its profit estimates based on changes in facts, and immediately recognizes any losses that are identified on contracts. Incurred costs include all direct material, labor, subcontractor cost, and other associated costs. The Company recognizes job material costs as incurred costs when the job materials have been permanently attached or fitted to the solar power projects as required by the engineering design. The construction periods normally extend beyond six months and less than one year.

        The Company recognizes revenue from the sale of project assets in accordance with ASC 360-20, Real Estate Sales. For these transactions, the Company has determined that the project assets, which represent the costs of constructing solar power projects, represent "integral" equipment and as such, the entire transaction is in substance the sale of real estate and subject to the revenue recognition guidance under ASC 360-20 Real Estate Sales. The Company records the sale as revenue using one of the following revenue recognition methods, based upon evaluation of the substance and form of the terms and conditions of such real estate sales arrangements: (i) Full accrual method. The Company records revenue for certain sales arrangements after construction of discrete portions of a project or after the entire project is substantially complete, The Company recognizes revenue and profit using the full accrual method when all of the following requirements are met: (a) the sales are consummated; (b) the buyer's initial and continuing investments are adequate to demonstrate its commitment to pay; (c) the receivable is not subject to any future subordination; and (d) the Company has transferred the usual risk and rewards of ownership to the buyer. Specifically, the Company considers the following factors in determining whether the sales have been consummated: (a) the parties are bound by the terms of a contract; (b) all consideration has been exchanged; (c) permanent financing for which the seller is responsible has been arranged; and (d) all conditions precedent to closing have been performed, and the Company does not have any substantial continuing involvement with the project. (ii) Percentage-of-completion method. The Company applies the percentage-of-completion method, as further described below, to certain real estate sales arrangements where the Company conveys control of land or land rights, (a) when a sale has been consummated; (b) the Company has transferred the usual risks and rewards of ownership to the buyer; (c) the initial and continuing investment criteria have been met; (d) the Company has the ability to estimate its costs and progress toward completion, and (e) all other revenue recognition criteria have been met. The initial and continuing investment requirements, which demonstrate a buyer's commitment to honor their obligations for the sales arrangement, can typically be met through the receipt of cash or an irrevocable letter of credit from a highly creditworthy lending institution. When evaluating whether the usual risks and rewards of ownership have transferred to the buyer, the Company considers whether it has or may be contingently required to have any prohibited forms of continuing involvement with the project. Prohibited forms of continuing involvement in a real estate sales arrangement may include the Company retaining risks or rewards associated with the project that are not customary with the range of risks or rewards that an EPC contractor may assume. (iii) Installment method. Depending on whether the initial and continuing investment requirements have been met, and whether collectability from the buyer is reasonably assured, the Company may align its revenue recognition and release of project assets or deferred project costs to cost of sales with the receipt of payment from the buyer if the sale has been consummated and the Company has transferred the usual risks and rewards of ownership to the buyer.

        During 2013, the Company recognized $210,980,356 and $81,043,786 of revenue from the sale of solar power projects using the full accrual method and percentage-of-completion method, respectively.

        The Company allocates revenue for transactions involving multiple-element arrangements to each unit of accounting on a relative fair value basis. The Company estimates fair value on each unit of accounting on the following basis (i) vendor-specific objective evidence of selling price, if it exists, otherwise, (ii) third-party evidence of selling price. If neither (i) nor (ii) exists, management's best estimate of the selling price for that unit of accounting is used. The Company recognizes revenue for each unit of accounting when the revenue recognition criteria have been met.

        Revenues from sales to customers are recorded net of estimated returns.

        The Company enters into toll manufacturing arrangements in which the Company receives cells and returns finished modules. In those cases, the title of the cells received and risk of loss remains with the seller. As a result, the Company does not recognize inventory on the consolidated balance sheets. The Company recognizes a service fee as revenue when the processed modules are delivered. During the years ended December 31, 2011, 2012 and 2013, the Company recognized $24,709,792, $7,911,733 and $13,952,550 of revenue, respectively, under toll manufacturing arrangements.

        The Company enters into buy-and-sell arrangements with certain raw material vendors pursuant to which the Company sells finished goods, comprising either solar cells or solar modules, in exchange for raw materials, typically silicon wafers. These arrangements are made with counterparties in the same line of business and are executed as a means of securing a stable supply of raw materials. The transactions are recorded in revenues and cost of revenues at fair value on a gross basis. During the years ended December 31, 2011, 2012, and 2013, the Company purchased $21,463,337, nil and nil of raw materials and sold $43,883,871, nil and nil of finished goods under these buy-and-sell arrangements, respectively.

        As of December 31, 2011, 2012 and 2013, the Company had inventories of $23.2 million, $18.4 million and $8.2 million, respectively, relating to sales to customers where revenues were not recognized because the collection of payment was not reasonably assured. The delivered products remain in inventories on consolidated balance sheets, regardless of whether title has been transferred. In such cases, the Company recognizes revenue, relieves inventories and recognizes cost of revenues when payment is collected from customers.

Shipping and handling costs

(u)   Shipping and handling costs

        Payments received from customers for shipping and handling costs are included in net revenues. Shipping and handling costs relating to sales of $31,785,077, $41,902,327 and $33,937,727, are included in selling expenses for the years ended December 31, 2011, 2012 and 2013, respectively.

Research and development

(v)   Research and development

        Research and development costs are expensed when incurred and amounted to $19,838,547, $12,998,122 and $11,684,993 for the years ended December 31, 2011, 2012 and 2013, respectively.

Advertising expenses	(w) Advertising expenses Advertising expenses are expensed when incurred and amounted to $11,194,027, $11,874,452 and $4,669,237 for the years ended December 31, 2011, 2012 and 2013, respectively.
Warranty cost

(x)   Warranty cost

        Before June 2009, the Company typically sold its standard solar modules with a two-year guarantee for defects in materials and workmanship and a 10-year and 25-year warranty against declines of more than 10% and 20%, respectively, from the initial minimum power generation capacity at the time of delivery. In June 2009, the Company increased its warranty against defects in materials and workmanship to six years. Effective August 1, 2011,the Company increased its warranty against defects in materials and workmanship to ten years and the Company guarantee that, for a period of 25 years, its standard solar modules will maintain the following performance levels: (i) during the first year, the actual power output of the module will be no less than 97% of the labeled power output; (ii) from year 2 to year 24, the actual annual power output decline of the module will be no more than 0.7%; and (iii) by the end of year 25, the actual power output of the module will be no less than 80% of the labeled power output.

        In resolving claims under the workmanship warranty, the Company has the option of remedying through repair, refurbishment or replacement of equipment.

        In resolving claims under the performance warranty, the Company has the right to repair or replace solar modules, at the Company's option.

        For utility-scale solar power projects built by the Company, the Company provides a limited workmanship or balance of system warranty against defects in engineering design, installation and construction under normal use, operation and service conditions for a period of up to five years following the energizing of the solar power plant. In resolving claims under the workmanship or balance of system warranty, the Company has the option of remedying through repair, refurbishment or replacement of equipment. The Company has entered into similar workmanship warranties with its suppliers to back up its warranties.

        The Company maintains warranty reserves to cover potential liabilities that could arise under these guarantees and warranties. Due to limited warranty claims to date, the Company accrues the estimated costs of warranties based on an assessment of its competitors' and its own actual claim history, industry-standard accelerated testing, estimates of failure rates from the Company's quality review, and other assumptions that the Company believes to be reasonable under the circumstances. Actual warranty costs are accumulated and charged against the accrued warranty liability. To the extent that accrual for warranty costs differs from the estimates, the Company will prospectively revise its accrual rate. The Company currently records a 1% warranty provision against the revenue for sales of solar power products.

        In April 2010, the Company began entering into agreements with a group of insurance companies with high credit ratings to back up its warranties. Under the terms of the insurance policies, which are designed to match the terms of its PV module product warranty policy, the insurance companies are obliged to reimburse the Company, subject to certain maximum claim limits and certain deductibles, for the actual product warranty costs that the Company incurs under the terms of its PV module product warranty policy. The Company records the insurance premiums initially as prepaid expenses and amortizes them over the respective policy period of one year. Each prepaid policy provides insurance against warranty costs for panels sold within that policy year. The unamortized carrying amount is $14,719,807, $3,061,879 and $1,082,500 as of December 31, 2011, 2012 and 2013, respectively and was included as a component of prepaid expenses and other current assets.

        The warranty obligations the Company records relate to defects that existed when the product was sold to the customer. The event which the Company is insured against through its insurance policies is the sale of products with these defects. Accordingly, the Company views the insured losses attributable to the shipment of defective products covered under its warranty as analogous to potential claims, or claims that have been incurred as of the product ship date, but not yet reported. The Company expects to recover all or a portion of its obligation through insurance claims. Therefore, the Company's accounting policy is to record an asset for the amount determined to be probable of recovery from the insurance claims (not to exceed the amount of the total losses incurred), consistent with the guidance set forth at ASC 410-30.

        The Company considers the following factors in determining whether an insurance receivable that is probable and recoverability can be reasonably estimated: (i) reputation and credit rating of the insurance company; (ii) comparison of the PV module product warranty policy against the terms of the insurance policies, to ensure valid warranty claims submitted by customers will be covered by the policy and therefore reimbursed by the insurance companies; and (iii) with respect to specific claims submitted, written communications from the insurance company are monitored to ensure the claim has been promptly submitted to and accepted by the insurance company, and reimbursements have been subsequently collected. The successfully processed claims provide further evidence that the insurance policies are functioning as anticipated.

        To the extent uncertainties regarding the solvency of insurance carriers or the legal sufficiency of insurance claims (including if they became subject to litigation) were to arise, the Company would establish a provision for uncollectible amounts based on the specific facts and circumstances. To date, no provision had been determined to be necessary. In addition, to the extent that accrual for warranty costs differs from the estimates and the Company prospectively revises its accrual rate, this change may result in a change to the amount expected to be recovered from insurance.

        As the warranty obligation and related recovery asset do not meet the criteria for offsetting, the gross amounts are reported in the Company's consolidated balance sheets. The asset is expected to be realized over the life of the warranty obligation, which is 25 years and is treated as a non-current asset consistent with the underlying warranty obligation. When a specific claim is submitted, and the corresponding insurance proceeds will be collected within twelve months of the balance sheet date, the Company will reclassify that portion of the receivable as being current. The Company reviews the recoverability of warranty insurance receivables at each period end. As of December 31, 2013, the insurance receivable amounts were $27,942,735, and were included as a component of other non-current assets.

        The Company made downward adjustments of accrued warranty costs by $31,413,301 and other non-current assets by $17,691,653, for the year ended December 31, 2013, to reflect the general declining trend of the average selling price of solar modules, which is a primary input into the estimated warranty costs. The warranty costs (net effect of adjustment) of $18,347,272, $12,516,349 and $(16,464,540) are included in cost of revenues for the years ended December 31, 2011, 2012 and 2013, respectively.

Redeemable non-controlling interests

(y)   Redeemable non-controlling interests

        Redeemable non-controlling interests are equity interests in common stock of consolidated subsidiaries that have redemption features that are not solely within the Company's control. These interests are classified as temporary equity because their redemption is considered probable. These interests are measured at the greater of estimated redemption value at the end of each reporting period or the initial carrying amount of the redeemable non-controlling interests adjusted for cumulative earnings allocations.

Foreign currency translation

(z)   Foreign currency translation

        The United States dollar ("U.S. dollar" or "$"), the currency in which a substantial amount of the Company's transactions are denominated, is used as the functional and reporting currency of CSI. Monetary assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the rates of exchange ruling at the balance sheet date. Transactions in currencies other than the U.S. dollar during the year are converted into the U.S. dollar at the applicable rates of exchange prevailing on the transaction date. Transaction gains and losses are recognized in the consolidated statements of operations. Gains and losses on intra-entity foreign currency transactions that are of a long-term-investment nature (that is, settlement is not planned or anticipated in the foreseeable future) between consolidated entities are not recognized in earnings, but are included as a component of other comprehensive income.

        The financial records of certain of the Company's subsidiaries are maintained in local currencies other than the U.S. dollar, such as Renminbi ("RMB"), Euro, Canadian dollar ("CAD") and Japanese yen, which are their functional currencies. Assets and liabilities are translated at the exchange rates at the balance sheet date, equity accounts are translated at historical exchange rates and revenues, expenses, gains and losses are translated using the average rate for the year. Translation adjustments are reported as foreign currency translation adjustment and are shown as a separate component of other comprehensive income in the statements of comprehensive income.

Comprehensive income

(aa) Comprehensive income

        Comprehensive income includes all changes in equity except those resulting from investments by owners and distributions to owners. For the years presented, total comprehensive income included (i) net income, (ii) foreign currency translation adjustments and (iii) gains and losses on intra-entity foreign currency transactions that are of a long-term-investment nature (that is, settlement is not planned or anticipated in the foreseeable future) between consolidated entities. The consolidated financial statements have been adjusted for the retrospective application of the authoritative guidance regarding presentation of comprehensive income, which was adopted by the Company on January 1, 2012.

Foreign currency risk

(ab) Foreign currency risk

        The RMB is not a freely convertible currency. The PRC State Administration for Foreign Exchange, under the authority of the People's Bank of China, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the China foreign exchange trading system market. The Company's cash and cash equivalents and restricted cash denominated in RMB amounted to $363,647,327, $491,288,121 and $497,510,242 as of December 31, 2011, 2012 and 2013, respectively.

Concentration of credit risk

(ac) Concentration of credit risk

        Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash and cash equivalents, accounts receivable and advances to suppliers.

        All of the Company's cash and cash equivalents are held with financial institutions that Company management believes to have high credit quality.

        The Company conducts credit evaluations of customers and generally does not require collateral or other security from its customers. The Company establishes an allowance for doubtful accounts primarily based upon the age of the receivables and factors surrounding the credit risk of specific customers. With respect to advances to suppliers, such suppliers are primarily suppliers of raw materials. The Company performs ongoing credit evaluations of its suppliers' financial conditions. The Company generally does not require collateral or security against advances to suppliers, however, it maintains a reserve for potential credit losses and such losses have historically been within management's expectation.

        The prepayments made by the Company are unsecured and expose the Company to supplier credit risk. As of December 31, 2012 and 2013, gross prepayments made to individual suppliers in excess of 10% of total advances to suppliers are as follows:

	At December 31, 2012	At December 31, 2013
	$	$
Supplier A	17,712,192	18,506,251
Supplier B	10,182,165	10,497,138
Supplier C	9,545,172	9,840,223
Supplier D	7,954,817	8,889,764
Supplier E	18,999,361	7,745,714

Fair value of derivatives and financial instruments

(ad) Fair value of derivatives and financial instruments

        The Company estimates fair value of financial assets and liabilities as the price that would be received from the sale of an asset or paid to transfer a liability (i.e., an exit price) on the measurement date in an orderly transaction between market participants. The fair value measurement guidance establishes a three-level fair value hierarchy that prioritizes the inputs into the valuation techniques used to measure fair value. The fair value hierarchy gives the highest priority, Level 1, to measurements based on unadjusted quoted prices in active markets for identical assets or liabilities and lowest priority, Level 3, to measurements based on unobservable inputs and classifies assets and liabilities with limited observable inputs or observable inputs for similar assets or liabilities as Level 2 measurement. When available, the Company uses quoted market prices to determine the fair value of an asset or liability. If quoted market prices are not available, the Company measures fair value using valuation techniques that use when possible, current market-based or independently sourced market parameters, such as interest rates and currency rates.

Earnings(loss) per share

(ae) Earnings(loss) per share

        Basic earnings (loss) per share is computed by dividing income (loss) attributable to holders of common shares by the weighted average number of common shares outstanding during the year. Diluted earnings (loss) per common share reflects the potential dilution that could occur if securities or other contracts to issue common shares were exercised or converted into common shares. Common share equivalents are not included in the calculation of dilutive earnings per share if their effects are anti-dilutive.

Share-based compensation

(af) Share-based compensation

        The Company's share-based compensation with employees, such as share options, restricted shares and restricted share units ("RSUs"), is measured at the grant date, based on the fair value of the award, and is recognized as compensation expense, net of estimated forfeitures, over the period during which an employee is required to provide service in exchange for the award, which is generally the vesting period.

Recently issued accounting pronouncements

(ag) Recently issued accounting pronouncements

        In March 2013, the FASB issued ASU 2013-05, an authoritative pronouncement related to parent's accounting for the cumulative translation adjustment upon de-recognition of certain subsidiaries or groups of assets within a foreign entity or of an investment in a foreign entity. Under the guidance, the cumulative translation adjustment should be released into net income when a reporting entity (parent) ceases to have a controlling financial interest in a subsidiary or group of assets that is a nonprofit activity or a business within a foreign entity. A pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of an equity method investment which is a foreign entity. The amendments are effective prospectively for reporting periods beginning after December 15, 2013. Early adoption is permitted. The adoption of the amendments will not have a material impact on the Company's consolidated financial statements.

        In July 2013, the FASB issued ASU 2013-11 which provides guidance on financial statement presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. The ASU requires that an unrecognized tax benefit, or a portion of an unrecognized tax benefit, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward, except as follows. To the extent a net operating loss carryforward, a similar tax loss, or a tax credit carryforward is not available at the reporting date under the tax law of the applicable jurisdiction to settle any additional income taxes that would result from the disallowance of a tax position or the tax law of the applicable jurisdiction does not require the entity to use, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be combined with deferred tax assets. This ASU applies to all entities that have unrecognized tax benefits when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists at the reporting date. The amendments in this ASU are effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. Early adoption is permitted. The amendments should be applied prospectively to all unrecognized tax benefits that exist at the effective date. Retrospective application is permitted. The adoption of this guidance is not expected to have a significant effect on the Company's consolidated financial statements.